Neither this Warrant nor the shares of Common Stock to be issued upon exercise hereof have been registered under the Securities Act (as defined below), and this Warrant has been, and the shares of Common Stock to be issued upon exercise hereof will be, acquired for investment and not with a view to, or for release in connection with, any distribution thereof. No such sale or other disposition may be made without an effective registration statement under the Securities Act or unless an exemption from such a registration is available.

                                                                Warrant No. 98-B

                                     WARRANT
                                   to Purchase
                                  Common Stock
                                       of
                         AUTOBOND ACCEPTANCE CORPORATION

          THIS IS TO CERTIFY THAT BancBoston Investments, Inc. ("Warrantholder"), is entitled, at any time and from time to time from (and including) the Start Date (as defined below) until 5:00 P.M., New York City time, on the Warrant Expiration Date (as defined below), to purchase from AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation (the "Company"), 368,462 Shares, each one of which represents initially one share of Common Stock (adjusted as provided below), in whole or in part, at the Purchase Price Per Share set forth herein, all on the terms and conditions and pursuant to the provisions hereinafter provided.

          Section 1. DEFINITIONS. The terms defined in this Section 1, whenever used in this Warrant, shall, unless the context otherwise requires, have the respective meanings hereinafter specified.

          "Additional Shares of Nonpreferred Stock" means all shares of Nonpreferred Stock issued by the Company after the date hereof, other than the Warrant Stock.

          "Affiliate" has the meaning attributed to it under the Securities Act.

          "Board" means the Board of Directors of the Company.

          "Business Day" means a day other than a Saturday, a Sunday or a day on which commercial banks in the State of Texas or Commonwealth of Massachusetts are permitted or required by law to close.

          "Call Option" means the right of the Company to redeem the Warrants pursuant to Section 8.

          "Commission" means the Securities and Exchange Commission or any other governmental body then administering the Securities Act.

          "Common Stock" means the Company's authorized voting Common Stock, no par value, as constituted on the date of original issuance of this Warrant, or at the Warrantholder's option, the Company's nonvoting Common Stock, and any shares of stock into which such class of Common Stock may thereafter be changed, or that may be issued in respect of, in exchange for, or in substitution for, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events and shall also include stock of the Company of any other class issued to the holders of shares of Common Stock upon any reclassification thereof.

          "Company" means AutoBond Acceptance Corporation., a Texas corporation, and any successor corporation whether by merger or otherwise.

          "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Nonpreferred Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

          "Current Market Price" per share of Common Stock for the purposes of any provision of this Agreement at the date herein specified shall mean, for any date after the initial public offering of the Company's Common Stock:

          (i) if the Common Stock is listed on a domestic exchange or quoted on NASDAQ, the average of the daily market prices of the Common Stock over a period of 30 consecutive trading days prior to the day on which Current Market Price is being determined.

          As used in this clause (i), "market price" for each such Business Day shall be the average of the closing prices on such day of the Common Stock on all domestic primary national securities exchanges on which the Common Stock is then listed, or, if there shall have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or if the Common Stock shall not be so listed, the average of the representative bid and asked prices at the end of such Business Day as reported by NASDAQ; or

          (ii) if the Common Stock shall not be listed on any domestic exchange or quoted on NASDAQ, then the Current Market Price shall be Fair Market Value (of the Company as a whole) divided by the number of shares of Common Stock (on a fully diluted basis) outstanding;

     provided, however, that in the case of (i) a primary underwritten public offering at a price in excess of the then current exercise price, the Current Market Price shall be deemed the price to the underwriter set forth in the prospectus, and (ii) stock options issued to employees and directors pursuant to a plan adopted by the Company's Board of Directors, the Current Market Price shall be the exercise price of such options.

          "Current Warrant Price" per share of Common Stock for the purpose of any provision of this Warrant at the date herein specified, shall mean the product of (i) the Purchase Price Per Share in effect on such date, and (ii) the number of Shares for which this Warrant is exercisable on such date.

          "date hereof", "date of original issuance of this Warrant" and similar references mean the date identified at the foot of this Warrant beside the name of the Company.

          "Exchange Act" means the Securities Exchange Act of 1934 (including any rules and regulations promulgated thereunder), as the same shall be amended and in effect from time to time.

          "Fair Market Value" means the highest price for which the Company and its subsidiaries could be sold as a going concern in an arm's length transaction to an independent third party within 12 months after the Valuation Date (as defined below), as determined by agreement or appraisal in accordance with the procedures described below.

          Within ten (10) calendar days after the date of the occurrence of any event requiring the determination of Fair Market Value pursuant to this Warrant (a "Valuation Date"), the Company on the one hand, and the Majority Holders on the other hand, shall each designate a representative and such two (2) representatives will meet and use their best efforts to reach an agreement on the Company's Fair Market Value. If such representatives have been unable to reach such agreement, the Company on the one hand, and the Majority Holders on the other hand, will use their best efforts to agree within 20 calendar days after the Valuation Date upon the selection of an independent appraiser experienced in valuing businesses of this type. Such appraiser will have 20 calendar days in which to determine the Company's Fair Market Value, and its determination thereof will be final and binding on all parties concerned. If the Company and the Majority Holders are unable to reach an agreement as to an independent appraiser within 20 calendar days after the Valuation Date, the Company on the one hand, and the Majority Holders on the other hand, will each within five (5) calendar days thereafter select one independent appraiser experienced in valuing businesses of this type. The Company, and the Majority Holders, will each cause the appraiser selected by them respectively to determine independently the Company's Fair Market Value within 20 calendar days after their appointment. If the lesser of the two (2) appraised values (the "Low Value") exceeds or is equal to 90% of the greater of the two (2) appraised values (the "High Value"), the Company's Fair Market Value will be the average of the two (2) appraisals. If the Low Value is less than 90% of the High Value, the two (2) appraisers will themselves appoint a third independent appraiser experienced in valuing businesses of this type within five (5) calendar days after the two (2) appraisals have been rendered. Such third appraiser will have 20 calendar days in which to determine independently the Company's Fair Market Value. The Company's Fair Market Value in such case will be the mean of the two
(2) appraised values which are closest to each other; provided, however, that in the event the high and the low appraised values are equidistant from the middle such value, the middle such value shall be deemed the Fair Market Value. The Company will provide each appraiser with all information about the Company and its Subsidiaries which any such appraiser reasonably deems necessary for determining the Fair Market Value. The expenses of the appraisal process will be paid by the Company.

          "Financial Statement" means the annual audited financial statements, prepared in accordance with GAAP, which the Company provides to its shareholders.

          "GAAP" means generally accepted accounting principles.

          "Holder" means a holder of this Warrant.

          "Majority Holders" means the holders of Warrants entitling the holders thereof to exercise a majority of the Warrant Stock.

          "NASDAQ" means, the National Association of Securities Dealers Automated Quotation System.

          "Nonpreferred Stock" means the Common Stock and shall also include all stock of the Company of any other class unless senior in respect of the right to participate in dividends and distributions of assets.

          "Permitted Transferee" means an "accredited investor" within the meaning of Rule 501 under the Securities Act, or a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

          "Person" means any individual, corporation, partnership, association, trust, joint venture or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Purchase Price Per Share" means the price at which the Holder is entitled to purchase a Share from the Company pursuant to this Warrant, such price being $3.30 per Share, subject to adjustment as provided for herein.

          "Put Option" means the right of a Warrantholder to require the Company to repurchase Warrants pursuant to Section 9.

          "Redemption Date" has the meaning set forth in Section 8.1.

          "Redemption Price" means the greater of (a) the Current Market Price less the Current Warrant Price, and (b) that price which represents a rate of return of 10% per annum (compounded annually), accruing through the Redemption Date, on a deemed investment of $7,500,000 as of the date of original issuance of this Warrant.

          "Repurchase Date" has the meaning set forth in Section 9.1.

          "Repurchase Price" means the Current Market Price less the Current Warrant Price.

          "Securities Act" means the Securities Act of 1933 (including any rules and regulations promulgated thereunder), as the same shall be amended and in effect from time to time.

          "Share" means one share of Common Stock, as such stock was constituted on the date of original issuance of this Warrant, and thereafter shall mean such number of shares (including any fractional share) of Common Stock and other securities, cash or property as shall result from the adjustments provided for herein, to such one share, specified in Section 4.

          "Start Date" means January 31, 2001.

          "Triggering Event" means the occurrence of any of the following: (a) an offering or placement of the Company's Common Stock for cash at least equal to $10 per share, in an aggregate amount at least equal to $50 million; or (b) an agreement in principle with respect to the sale, transfer or other disposition by the Company or any affiliate of Common Stock in an amount at least equal to 51% of the Company's outstanding Common Stock; or (c) an agreement in principle with respect to a merger or consolidation of the Company or the sale of the assets of Company substantially as an entirety; provided, however, that an agreement in principle under (b) or (c) above shall cease to constitute a Triggering Event if not consummated within 60 days.

          "Warrant" means this warrant and each warrant issued in replacement of or substitution herefor or therefor in accordance herewith or therewith, whether as a result of transfer, division or combination.

          "Warrant Expiration Date" means the earlier to occur of (i) January 30, 2005 and (ii) the occurrence of a Repurchase Date or a Redemption Date with respect to all of the Outstanding Warrants (provided that the repurchase required on such date has been consummated on the terms provided herein).

          "Warrant Shares" means the Common Stock issuable, from time to time, upon exercise of the Warrants.

          "Warrant Stock" means the shares of Common Stock purchasable by the Holder upon the exercise of this Warrant.

          Section 2. EXERCISE OF WARRANT.

          A. Manner of Exercise. This Warrant may be exercised at any time or from time to time from the Start Date until 5:00 P.M., New York City time, on the Warrant Expiration Date for all or any part of the Shares. In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its office or agency maintained for this purpose pursuant to Section 13: (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Shares to be purchased, (ii) either (a) a certified or official bank check or checks drawn on a New York Clearing House bank payable to the order of the Company or (b) an electronic funds transfer of immediately available funds in an amount equal to the aggregate Purchase Price Per Share for all Shares as to which this Warrant is exercised. Such notice shall be in the form of Exhibit A. Upon any exercise of this Warrant, in whole or in part, the Holder may (instead of the payment described in the preceding sentence) elect to pay the aggregate Purchase Price Per Share for the number of Shares to be purchased (collectively, the "Exercise Shares") by surrendering its rights to a number of Exercise Shares having a Current Market Price immediately prior to the exercise of this Warrant (based upon the number of shares of Common Stock for which such Exercise Shares are then exercisable) equal to or greater than the required aggregate Purchase Price Per Share, in which case the holder hereof would receive the number of Exercise Shares to which it would otherwise be entitled upon such exercise, less the surrendered Shares. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed, and deliver to the Holder a certificate or certificates representing the aggregate number of shares of Warrant Stock issuable upon such exercise (i.e., the number of shares of Common Stock then represented by one Share multiplied by the number of Shares than being exercised). The stock certificate or certificates so delivered shall be registered in the name of the Holder or, such other name as shall be designated in such notice. Unless otherwise specified in such notice, one certificate representing the aggregate number of shares of Warrant Stock issued upon such exercise shall be so delivered. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date such notice, together with such check or checks or other form of payment, and this Warrant are received by the Company as aforesaid. If this Warrant shall have been exercised and/or surrendered in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock issuable upon such exercise, deliver to or on the order of the Holder a new Warrant evidencing the right of the Holder to purchase the unpurchased and/or unsurrendered Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

          B. Payment of Taxes, etc. All shares of Warrant Stock shall be validly issued, fully paid and non-assessable, and the Company shall pay all expenses (including any stamp or like taxes) in connection with, or that may be imposed in respect of, the issue or delivery thereof; provided, however, that the Holder shall pay all income, franchise and transfer taxes in connection with such issue and delivery. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock in any name other than that of the registered Holder of this Warrant (or any Affiliate thereof), and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or other charge is due.

          Section 3. TRANSFER, DIVISION AND COMBINATION. This Warrant and all rights hereunder are transferable (i) only to Permitted Transferees, (ii) in whole or in part, and (iii) on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office or agency of the Company maintained for the purpose pursuant to Section

13, together with a written assignment (in whole or in part) of this Warrant duly executed by the Holder or its agent or attorney. Upon surrender the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees (including, if such assignment is only a partial assignment by the Holder, in the name of the Holder), and each such warrant shall be identical in form and substance (including its date) to this Warrant except for the warrant number (which shall be as determined by the Company), the name of the named holder of the warrant (if an assignee of the Holder), and the actual number of Shares (each of which shall be as specified by the Holder), and this Warrant shall promptly be canceled.

          This Warrant may be divided or combined with other Warrants upon presentation hereof (and thereof, in the case of combination) at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the preceding paragraph as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new warrant or warrants in exchange for the warrant or warrants to be divided or combined in accordance with such notice.

          The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of Warrants under this
Section 3. The holder of a Warrant shall pay all taxes (other than any stamp or like taxes, which shall be paid by the Company) in connection with such issuance and delivery.

          The Company agrees to maintain, at the office or agency of the Company maintained for the purpose pursuant to Section 13, books for the registration and transfer of the Warrant.

          Section 4. ADJUSTMENT OF SHARES. The number of shares of Common Stock comprising a Share shall be subject to adjustment from time to time as set forth in this Section 4.

          A. Stock Dividends, Subdivisions and Combinations. In case at any time or from time to time the Company shall:

          (1) take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Nonpreferred Stock, or

          (2) subdivide its outstanding shares of Nonpreferred Stock into a larger number of shares of Nonpreferred Stock, or

          (3) combine its outstanding shares of Nonpreferred Stock into a smaller number of shares of Nonpreferred Stock,

then the number of shares of Common Stock comprising a Share immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of

Common Stock comprising a Share immediately prior to the happening of such event would own or be entitled to receive after the happening of such event; provided, however, that in no event shall the Company take any action referred to in
Section 4.A(3) if the effect would be that a share after giving effect thereto and to any corresponding adjustment of Shares would collectively constitute less than one share of Common Stock.

          B. Issuance of Additional Shares of Nonpreferred Stock. In case at any time or from time to time the Company shall (except as hereinafter provided) issue any Additional Shares of Nonpreferred Stock at a price per share that is lower than the Current Market Price per share of Common Stock on the date of such issuance, then the number of shares of Common Stock thereafter comprising a Share shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Share immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Nonpreferred Stock outstanding immediately after such issuance of such shares of Additional Shares of Nonpreferred Stock, and (ii) the denominator of which shall be an amount equal to the sum of (x) the number of shares of Nonpreferred Stock outstanding immediately prior to the issuance of such shares of Additional Shares of Nonpreferred Stock plus (y) the number of shares of Nonpreferred Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Nonpreferred Stock (as determined in accordance with Section 4.F) so issued would then purchase at the Current Market Price per share of Common Stock. No adjustment to the number of shares of Common Stock comprising a Share shall be made under this Section 4.B upon the issuance of any Additional Shares of Nonpreferred Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Sections 4.C or D.

          C. Issuance of Warrants or Other Rights. In case at any time or from time to time the Company shall issue any warrants or other rights to subscribe for or purchase (i) any Additional Shares of Nonpreferred Stock or (ii) any Convertible Securities and the consideration per share for which Additional Shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Share shall be adjusted (as at the applicable date specified in the last sentence of this Section 4.C) as provided in Section 4.B on the basis that (i) the maximum number of Additional Shares of Nonpreferred Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided, and (ii) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Nonpreferred Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. For purposes of

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


this Section 4.C, the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such warrants or other rights or (b) the date of actual issuance of such warrants or other rights.

          D. Issuance of Convertible Securities. In case at any time or from time to time the Company shall issue any Convertible Securities and the consideration per share for which Additional Shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to such Convertible Securities shall be less than the Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Share shall be adjusted (as at the applicable date specified in the penultimate sentence of this Section 4.D) as provided in Section 4.B on the basis that (i) the maximum number of Additional Shares of Nonpreferred Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided, and (ii) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Nonpreferred Stock pursuant to the terms of such Convertible Securities. For purposes of this Section 4.D, the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, or (b) the date of actual issuance of such Convertible Securities. No adjustment of the number of shares of Common Stock comprising a Share shall be made under this Section 4.D upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.C.

          E. Superseding Adjustment of Shares. If, any time after any adjustment of the number of shares comprising a Share shall have been made pursuant to
Section 4.C or Section 4.D on the basis of the issuance of warrants or other rights or the issuance of other Convertible Securities, or after any new adjustment of the number of shares comprising a Share shall have been made pursuant to this Section 4.D (but before the Warrant has been exercised), such warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such warrants or rights, or the rights of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised, such previous adjustment shall be rescinded and annulled and the Additional Shares of Nonpreferred Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

          (1) treating the number of Additional Shares of Nonpreferred Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange, as having been issued on the date or

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


     dates of such exercise, and

          (2) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of the last date of such exercise, and, if and to the extent called for by the foregoing provisions of this Section 4 on the basis of the aforesaid, a new adjustment of the number of shares comprising a Share shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

          If the exercise price provided for in any warrant or right, or the rate at which any Convertible Securities referred to in Section 4.C or Section 4.D are convertible into or exchangeable for Additional Shares of Nonpreferred Stock, shall change or a different exercise price or rate shall become effective at any time or from time to time (other than under or by reason of provisions designed to protect against dilution) then, upon such change becoming effective, the number of shares comprising a Share shall forthwith be increased or decreased to such number as would have obtained had the adjustments made and required to be made upon the issuance of such rights or options or Convertible Securities been made upon the basis of (a) the issuance of the number of Additional Shares of Nonpreferred Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities and (b) the original issuance at the time of such change of any such options, rights and Convertible Securities then still outstanding. If the exercise price provided for in any right or option, or the rate at which any Convertible Securities referred to in Section 4.C or Section 4.D are convertible into or exchangeable for Additional Shares of Nonpreferred Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in the case of the delivery of Additional Shares of Nonpreferred Stock upon the exercise of any such right or option or upon the conversion or exchange of any Convertible Securities, the number of shares comprising a Share shall forthwith be increased to such number as would have obtained had the adjustments made upon issuance of such right or option or such Convertible Securities been made upon the basis of the issuance of (and with respect to total consideration received for) the Additional Shares of Nonpreferred Stock delivered as aforesaid. In no event shall any adjustment provided for in this Section 4.E have retroactive effect relative to Shares as to which the Warrant has been previously exercised.

          F. Other Provisions Applicable to Adjustments Under this Section 4. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Share provided for in this Section 4:

          (1) Treasury or Company Stock. The sale or other disposition of any issued shares of Nonpreferred Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for purposes of this
     Section 4.

          (2) Computation of Consideration. To the extent that any Additional Shares of Nonpreferred Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be

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


     the amount of the cash received by the Company therefor, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Company for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Nonpreferred Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Nonpreferred Stock, the Company shall be deemed to have received for such Additional Shares of Nonpreferred Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

          (3) When Adjustments to be Made. The adjustments required by Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall have occurred. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (4) When Adjustments Not Required. If the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          G. Merger, Consolidation or Disposition of Assets. The Company shall not consolidate or merge with another Person, or sell, transfer or otherwise dispose of all or substantially all of its assets to another Person unless the Company shall have notified the Holder no less than 20 days prior to the effective date of such consolidation, merger, sale, transfer or

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



disposal, and shall have given the Holder the right to exercise all its rights under this Warrant and participate fully in such transaction as a holder of shares of Common Stock. Such notice may disclose nonpublic information. Alternatively, if at the Company's option, such transaction shall be effected in such a way that all holders of Nonpreferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Nonpreferred Stock, then, as a condition of such consolidation, merger or sale, the Company or such successor or purchasing corporation, as the case may be, shall assume the obligations of the Company under this Warrant and execute an agreement providing that the Holder shall have the right thereafter and until the expiration hereof to exercise this Warrant for the kind and amount of stock, securities or assets receivable upon such consolidation, merger or sale by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger or sale, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.

          H. Other Action Affecting Common Stock. If the Company takes any action affecting its Common Stock after the date hereof, other than an action described in any of Sections 4.A through 4.G, inclusive, which would have an adverse effect upon the rights of the holder of this Warrant hereunder, then the number of shares of Common Stock comprising a Share shall be adjusted in such manner and at such time as the Board shall in good faith determine to be equitable under the circumstances.

          I. Conversions of the Company's Convertible Notes. The amount of Warrant Shares available for exercise hereunder shall be reduced by the number of shares of Common Stock issued upon conversion of the Company's 15% Subordinated Convertible Notes due 2001.

          Section 5. NOTICES TO WARRANT HOLDERS.

          A. Notice of Adjustment of Share. Whenever the composition of a Share shall be adjusted pursuant to Section 4, the Company shall forthwith obtain a certificate signed by the Company's chief financial officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the Current Market Price pursuant to Sections 4.B, C or D or the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.F) and specifying the number of shares of Common Stock comprising a Share and (if such adjustment was made pursuant to Section 4.G or Section 4.H) describing the number and kind of any other indebtedness, shares of stock or other securities or property or warrants or other subscription or purchase rights comprising a Share, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly, and in any case within 10 calendar days after the making of such adjustment, cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 14. The Company shall keep at its office or agency, maintained for the purpose pursuant to Section 13, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of all or part of this Warrant designated by the Holder.

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



          B. Notice of Certain Corporate Action. In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Nonpreferred Stock or to make any other distribution to the holders of its Nonpreferred Stock, or (b) to offer to the holders of its Nonpreferred Stock rights to subscribe for or to purchase any Additional Shares of Nonpreferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Nonpreferred Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Nonpreferred Stock), or (d) to effect any capital reorganization, or (e) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Company, or (g) to effect or be subject to any Triggering Event, then in each such case, the Company shall give to each holder of a Warrant, in accordance with Section 14, a notice of such proposed action, which shall specify the date on which a record is to be taken for purposes of such stock dividend, distribution or offer of rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Nonpreferred Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Nonpreferred Stock and the number and kind of any other property which will comprise a Share, and the purchase price or prices thereof, after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 calendar days prior to the record date for determining holders of the Nonpreferred Stock for purposes of such action, and in the case of any other such action, at least 20 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Nonpreferred Stock, whichever shall be the earlier.

          Section 6. RESERVATION AND AUTHORIZATION OF NONPREFERRED STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Warrant. All shares of Common Stock which shall be so issuable, when issued upon exercise of this Warrant, shall be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions (other than encumbrances or restrictions imposed by this Warrant or the Warrant Agreement).

          Before taking any action which would cause an adjustment reducing the Purchase Price Per Share below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares, free and clear of all liens, security interests, charges and other encumbrances or restrictions (other than encumbrances or restrictions imposed by this Warrant or the Warrant Agreement), of such Common Stock at such adjusted Current Warrant Price.

          Before taking any action which would result in an adjustment in the number of

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



shares of Common Stock comprising a Share or in the Current Warrant Price per share of Common Stock, the Company shall obtain all such authorizations or exceptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          Section 7. REGISTRATION RIGHTS.

          7.1 Demand Registration. (a) Any Warrantholder may, in writing, request that the Company effect the registration under the Securities Act of all (but not less than all) of such holder's Warrant Shares and specifying the number of Warrant Shares to be registered and the intended method of disposition thereof (a "Registration Request"). The Company will promptly, and in no event more than 10 Business Days after receipt of such Registration request, give written notice (a "Notice of Requested Registration") of such request to all other holders of Warrant Shares, and thereupon will use its best efforts to effect the registration (a "Demand Registration") under the Securities Act of:

          (i) the Warrant Shares which the Company has been so requested to register by such Holder; and

          (ii) all other Warrant Shares the holders of which have made written requests to the Company for registration thereof within 20 days after the giving of the Notice of Requested Registration (which requests shall specify the intended method of disposition thereof) (the "Other Holders"), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Warrant Shares so to be registered. If requested by the Majority Holders requested to be included in any Demand Registration, the method of disposition of all Warrant Shares included in such registration shall be an underwritten offering effected in accordance with Section 7.3 hereof. Subject to Section 7.1(d) hereof, the Company may include in such registration other securities for sale for its own account or for the account of any other Person. If any security holders of the Company (other than the holders of Warrant Shares in such capacity) register securities of the Company in a Requested Registration in accordance with this Section 7.1, such holders shall pay the fees and expenses of their counsel and their pro rata share, on the basis of the respective amounts of the securities included in such registration on behalf of each such holder, of the Registration Expenses if the Registration Expenses for such registration are not paid by the Issuer for any reason.

          (b) Notwithstanding anything herein to the contrary, the Warrantholder shall have the right to make one such Demand Registration for an underwritten offering on Form S-1, unless the Warrantholder could not register all of its Warrant Shares following such a demand by reason of the managing underwriter's written opinion that inclusion of all such Warrant Shares in such Demand Registration would materially and adversely affect the marketing of the securities to be sold therein, in which case the Warrantholder shall be able to make one such additional Demand Registration. The Warrantholder shall have the right to make unlimited Demand Registrations on Form S-3 (or any successor short-form registration statement).

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


          (c) Demand registrations shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Company, shall be reasonably acceptable to the Majority Holders, and shall permit the disposition of such Warrant Shares in accordance with the intended method or methods specified in their request for such registration.

          (d) If the number of Warrant Shares included in a Demand Registration is reduced pursuant to Section 7.1(b), the Company will include in any such registration, to the extent of the number which the Managing Underwriter advises the Company can be sold in such offering, first, the Warrant Shares requested to be included in such registration by the Warrantholder, second, not less than 50% of any shares registered in such registration (other than Warrant Shares of the Warrantholder) shall be Warrant Shares of Other Holders requested to be included in such registration (which shall be included pro rata according to the number of Warrant Shares requested by such other Holders to be included in such registration), and third, other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Demand Registration.

          7.2 Incidental Registration. (a) If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public (other than with respect to the initial public offering of its Common Stock), whether for its own account or for the account of security holders or both (excluding any registration statement on Form S-4, S-8 or another form not available for registering the Warrant Shares for sale to the public), each such time it will give written notice to all Incidental Rights Holders (as defined below) of its intention so to do. For purposes of this Section 7, the term "Warrant Shares" shall not include any shares which have been (x) effectively registered under the Securities Act and disposed of in accordance with any registration statement covering such shares or (y) sold pursuant to Rule 144 (or any similar provision then in force) and may be further sold without limitation and an "Incidental Rights Holder" shall mean any Holder in connection with the registration statement giving rise to the benefits of this Section 7.1. Upon the written request of any such Incidental Rights Holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Warrant Shares and/or Warrant Shares issuable upon exercise of a Warrant held by such Holder, the Company will use its best efforts to cause the Warrant Shares as to which registration shall have been so requested to be included in the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Incidental Rights Holder (in accordance with its written request) of such Warrant Shares. Alternatively, the Company may include the Warrant Shares as to which registration shall have been requested by an Incidental Rights Holder under this subsection (a) in a separate registration statement to be filed concurrently with the registration statement proposed to be filed by the Company. In the event that any registration statement filed pursuant to this
Section 7.2 shall be in whole or in part, in connection with an underwritten public offering, the number of Warrant Shares to be included in such registration statement may be reduced or no Incidental Rights Holders may be included in such registration, subject to and in accordance with

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



subsection (b) below, if and to the extent that the managing underwriter(s) shall give their written opinion that such inclusion would materially and adversely affect the marketing of the securities to be sold therein by the Company. Except as set forth above, there shall be no limit to the number of registrations that may be requested pursuant to this Section 7.2.

          (b) Any reduction in the number of Warrant Shares owned by Incidental Rights Holders requested to be included in a registration statement pursuant to subsection (a) above, or the exclusion of such shares therefrom, shall be subject to the following conditions:

          (i) No such reduction or exclusion shall be made if any securities are to be included in such registration statement for the account of any person other than the Company or the Holders.

          (ii) Any such reduction in the number of Warrant Shares owned by Incidental Rights Holders otherwise permitted under this subsection (b) shall be made pro rata among the requesting Incidental Rights Holders based upon the number of Warrant Shares requested to be registered by such remaining Incidental Rights Holders in accordance with this Section 7.2.

          (c) In the event that a distribution of Common Shares covered by a registration statement referred to in subsection (a) above is to be underwritten, then the distribution of Warrant Shares for the account of the Incidental Rights Holders shall be underwritten by the same underwriters who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such registration statement, and the Holders that are selling Warrant Shares pursuant to such registration statement shall enter into the agreement with such underwriters contemplated under Section 7.3.

          7.3 Registration Procedures. If and whenever the Company is required by the provisions of this Section 7 to use its best efforts to effect the registration of any Warrant Shares under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement which, in the case of an underwritten public offering, shall be on such form of general applicability satisfactory to the managing underwriter selected as herein provided and shall include the Warrant Shares and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Warrant Shares covered by such registration statement in accordance with the Holder's intended method of disposition set forth in such registration statement for such period;

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

                  (c) furnish to each seller of Warrant Shares and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Warrant Shares covered by such registration statement;

                  (d) use its best efforts to register or qualify the Warrant Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as each seller of Warrant Shares or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other distribution in such jurisdiction to be sold by such seller, except that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process or subject itself to taxation in any such jurisdiction;

          (e) use its best efforts to list the Warrant Shares covered by such registration statement with any securities exchange or automated quotation system on which any security of the Company is then listed;

          For purposes of Section 7.3(a) and 7.3(b), the period of distribution of Warrant Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Warrant Shares in any other registration shall be deemed to extend until the earlier of the sale of all Warrant Shares covered thereby or 120 days after the effective date thereof.

          In connection with each registration pursuant to this Section 7, the sellers of Warrant Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary and shall be requested by the Company in order to assure compliance with federal and applicable state securities laws.

          In connection with each registration pursuant to Sections 7.1 covering an underwritten public offering, if such underwriting agreement contains restrictions upon the sale of securities of the Company, other than the securities which are to be included in the proposed distribution, then such restrictions shall be binding upon the sellers of Warrant Shares for a period not exceeding 120 days (or such longer time as is customary and required) from the effective date of the registration statement and, if requested by the Company, such sellers shall enter into a written agreement to that effect. In the event of the Company's initial public offering, if requested by the Company's underwriters, the holders of Warrants and Warrant Shares agree not to sell, pledge or otherwise transfer their Warrants or Warrant Shares for a period not exceeding 120 days (or such longer time as is customary and required).

          7.4 Expenses. All expenses incurred by the Company in complying with Sections 7.1 and 7.2, including, without limitation, all registration and filing fees, printing

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

expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., fees of a national securities exchange or the Nasdaq National Market, transfer taxes, fees of transfer agents and registrants, costs of insurance and but excluding any Selling Expenses, are called "Registration Expenses." "Selling Expenses" as used herein means all underwriting discounts and selling commissions applicable to the sale of Warrant Shares. The Company will pay all Registration Expenses and the sellers of Warrant Shares will pay all Selling Expenses in connection with each registration statement prepared or filed under Sections 7.1 or 7.2.

          7.5 Indemnification and Contribution. (a) In the event of a registration of any Warrant Shares under the Securities Act pursuant to Section
7.1 or 7.2, the Company shall indemnify and hold harmless, to the full extent permitted by law, each seller of such Warrant Shares thereunder and each partner, officer, trustee, director, employee, agent or Affiliate of such seller (collectively, for purposes of this Section 7.5, a "seller"), against any losses, claims, damages, liabilities or expenses, joint or several, to which such seller may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Warrant Shares were registered under the Securities Act pursuant to Sections 7.1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall pay or reimburse each such seller for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to a seller, if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller furnished in writing to the Company by such seller specifically for use in such registration statement, prospectus, amendment or supplement.

          7.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Warrant Shares to the public without registration, on and after the completion of the Company's initial public offering, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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

          (c) furnish to each Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell and Warrant Shares without registration.

          Section 8. REDEMPTION OF WARRANTS.

          8.1 Right of Redemption. So long as no Triggering Event has occurred prior to January 30, 2003 (except to the extent the Warrantholder was precluded from participating in such Triggering Event, despite its request), the Warrants may be redeemed, as a whole, at any time on or after January 30, 2003 (the "Redemption Date"), at the Redemption Price.

          8.2 Notice of Redemption. Notice of redemption shall be given by the Company by first-class mail, postage prepaid, mailed not less than 20 or more than 60 days prior to the Redemption Date, to each Warrantholder to be redeemed, at his address appearing in the Company's records. Such notice shall be presumed to have been given when so mailed.

          All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) the exercise price and the date on which the right to convert the Warrants to be redeemed will terminate, and

          (4) the place or places where such Warrants are to be surrendered for payment of the Redemption Price.

          8.3 Redemption Price Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Warrants so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified.

          If any Warrant called for redemption shall not be paid upon surrender thereof for redemption, such Warrant shall remain outstanding.

          Section 9. RIGHT TO REQUIRE REPURCHASE.

          9.1 Right to Require Repurchase. So long as no Triggering Event has occurred prior to January 31, 2001 (except to the extent the Warrantholder was precluded from participating in such Triggering Event, despite its request), then each Holder shall have the right, at such Holder's option, to require the Company to purchase, and upon the exercise of such right the Company shall purchase, all of such Holder's Warrants (or the Common Stock issued upon exercise of such Warrants) on any Business Day (the "Repurchase Date") on or after January 31,

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

2001, at the Repurchase Price.

          9.2 Right to Put Warrants or Warrant Stock. Any Holder desiring to exercise the option granted in Section 9.1 above, (a "Tendering Holder") shall give written notice to the Company (a "Put Notice"). Promptly upon its receipt of a Put Notice, the Company shall give written notice of the particulars thereof to each (if any) other Holder of Warrants and, if any such other Holder delivers a Put Notice ot the Company within 10 days after its receipt of such notice from the Company, the Holders of all Warrants or Warrant Stock shall be entitled to close their put of such Warrants or Warrant Stock on, but not before, the date scheduled pursuant to Section 9.3 for the closing of the put pursuant to this Section 9.2. For all purposes of this Section 9, each Warrant shall be treated as the number of shares of Warrant Stock for which it is then exercisable.

          9.3 Put Closing. The put closing, except as otherwise provided in this
Section 9, shall take place on a date (a) not more than sixty (60) days after the date a Put Notice is received by the Company as the Company shall specify by notice to the Tendering Holders, or (b) at such other time and place as the Tendering Holders and the Company may agree upon (a "Put Closing Date"). At the put closing, the Tendering Holders will deliver to the Company a certificate or certificates evidencing the Warrant Stock and Warrants then to be purchased by the Company (properly endorsed or accompanied by stock powers or, in the case of any Warrant, assignments) against payment of the Repurchase Price to the Tendering Holders in the manner specified in Section 9.4 hereof (together with a certificate or certificates evidencing any shares of Warrant Stock, and Warrants of like tenor evidencing the right to purchase any shares of Warrant Stock, presented to the Company but not then being purchased by the Company). Except to the extent prohibited by applicable law, prior to the Put Closing Date, the Company will provide the Tendering Holders with all available information that may be material to the exercise of the Tendering Holders' rights under this
Section 9, including any plans or proposals for any mergers, sales of assets, acquisitions and substantial sales of stock by its stockholders.

          9.4 Payment. The Company shall pay the Repurchase Price at any closing under Section 9.3 hereof out of funds legally available therefor in cash or immediately available funds. In the event that any portion of the Repurchase Price is not paid as a result of any insufficiency of legally available funds or otherwise, either (a) the Tendering Holders may rescind their Put Notice, or (b) the Company shall pay to the Tendering Holders that portion of the aggregate Repurchase Price which the Company is able to pay pro rata to each such Tendering Holder based on the ratio of the Repurchase Price payable to such Tendering Holder to the aggregate Repurchase Price payable to all such Tendering Holders, and such Tendering Holders shall retain a contract claim for the unpaid balance of the Repurchase Price and shall retain all their respective rights hereunder and under and in connection with the Warrants and Warrant Stock as to that number of shares of Warrant Stock or portion of the Warrants exercisable for that number of shares as such unpaid portion represents (the "Unrepurchased Securities"), until such time as the unpaid portion of the Repurchase Price and interest thereon, determined as set forth below, shall be paid to the Tendering Holders in full. The unpaid portion of the Repurchase Price allocable to the Unrepurchased Securities shall remain an obligation of the Company and shall become due and payable, in cash or immediately available funds, as soon

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


as there are funds legally available therefor, and the Tendering Holders shall be entitled to pursue whatever legal remedies may be available to them under applicable law. Interest shall accrue from the Put Closing Date on any unpaid portion of the Repurchase Price at the rate of 18% per annum, compounded on a monthly basis to the extent permitted by law, and payable on demand.

          Section 10. NO IMPAIRMENT. The Company shall not take any action, including, without limitation, by amendment of its certificate of incorporation or by-laws or through any consolidation, merger or arrangement, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Warrant Stock on the exercise of this Warrant, (b) will not take any action which results in any adjustment pursuant to Section 4 of this Warrant if the total number of shares of Common Stock issuable after such action would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Section 11. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. (a) In case of all dividends or other distributions by the Company to the holders of its Nonpreferred Stock with respect to which provisions of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

          (b) If this Warrant is divided between or among more than one Holder, any time any action, waiver or consent of the Holder of this Warrant is called for, such action, waiver or consent shall be binding if taken or given by the Majority Holders (provided that any Warrants owned by the Company or any of its Affiliates shall not be counted).

          Section 12. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new warrant of like tenor and date.

          Section 13. OFFICE OF THE COMPANY. As long as this Warrant remains outstanding, the Company shall maintain an office or agent at Austin, Texas, where this Warrant


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may be presented for exercise, registration, transfer, division or combination as in this Warrant provided. Such office or agent shall be maintained at said address unless and until the Company shall designate and maintain another office or agent for such purposes and give written notice thereof to the Holder.

          Section 14. NOTICES GENERALLY. No notice or other communication shall be deemed given hereunder unless sent in any of the manners, and to the persons, specified in this Section 14. All notices and other communications hereunder will be in writing and will be deemed given (a) upon receipt if delivered personally, mailed by registered or certified mail, or sent by overnight courier or (b) upon dispatch if transmitted by telex, telegraph, telecopy or other means of facsimile, in any case to the Holder at the Holder's last known address appearing on the books of the Company or to the Company at its address (or at such other address for a party as will be specified by like notice).

          Section 15. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company or by anyone else.

          Section 16. SURVIVAL. All covenants and agreements of the Company, and all rights and duties of the Holder from time to time of this Warrant or any Common Stock issued pursuant to exercise of this Warrant, shall be deemed to survive any surrender hereof to the Company upon exercise hereof by the Holder as contemplated by Section 2 or expiration of the right of the Holder to exercise any unexercised balance hereof on the Warrant Expiration Date.

          Section 17. CERTAIN WARRANTS DEEMED NOT OUTSTANDING. For the purposes of determining whether the Holder entitled to purchase a requisite number of Shares at any time has taken any action, any Warrants owned by the Company or any Affiliate of the Company, shall be deemed not to be outstanding.

          Section 18. AUTHORITY; EXECUTION AND DELIVERY. The Company hereby represents and warrants that the Company has full corporate power and authority to enter into this Agreement and to issue the Warrants and the Warrant Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company have been duly and effectively authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          Section 19. REGULATORY RESTRICTIONS.

          (a) No Warrantholder which is a bank holding company or a subsidiary of a bank holding company (a "Bank Affiliate") as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States of America and the rules and regulations promulgated thereunder (the "Bank Holding Company Act") shall acquire voting


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Common Stock, if, after giving effect to such acquisition, the Bank Affiliate, together with its Affiliates, would own more than five percent (5%) of the outstanding voting securities of the Company. Notwithstanding the foregoing, shares of Common Stock may otherwise be acquired or held by the Initial Purchaser or any other Bank Affiliate which is a Small Business Investment Company consistent with and subject to the limitations contained in the Small Business Act and, to the extent not inconsistent with the Bank Holding Company Act, shares of Common Stock may be acquired in the event that:

          (i) the Company shall vote to merge or consolidate with or into any other Person and after giving effect to such merger or consolidation the Bank Affiliate would not own more than five percent (5%) of the outstanding voting securities of the surviving corporation; or

          (ii) the Common Stock issuable upon exercise of this Warrant is covered by an effective registration statement.

          (b) Small Business Act. No person which is a Small Business Investment Company, as defined in the Small Business Act, shall exercise "put" rights as a holder of Warrants or Warrant Stock, hereunder if the exercise thereof shall violate any of the rules or regulations of the Small Business Act.

          (c) Statement of Compliance. For purposes of this Warrant, a written statement of the Holder or any of its Affiliates acquiring Common Stock, or exercising "put" or conversion rights with respect to this Warrant, delivered to the Company upon acquisition of any shares of Common Stock or delivery of any Exercise Notice, to the effect that Bank or its Affiliate, as the case may be, is legally entitled to exercise its rights to purchase securities of the Company and that such exercise will not violate or contravene any law or regulation or any judgment, decree or order of any governmental authority then applicable to the Holder or such Affiliate, as the case may be, shall be conclusive and binding upon the Company and shall absolutely obligate and bind the Company to deliver, in accordance with the other terms and provisions hereof, certificates or other appropriate instruments representing the securities so purchased.

          Section 20. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws rules therein.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

Dated as of January 30, 1998                     AUTOBOND ACCEPTANCE CORPORATION



                                                 By:
                                                    ----------------------------


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                                                    Name:
                                                    Title:







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